Fees Summary	Feb. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 141,093,391
Previously Paid Amount	20,590.35
Total Fee Amount	20,590.35
Total Offset Amount	0
Net Fee	$ 0